UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

ZAI LAB LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38205	98-1144595

4560 Jinke Road Bldg. 1, Fourth Floor Pudong Shanghai, China

314 Main Street 4th Floor, Suite 100 Cambridge, MA 02142 USA	201210

+86 21 6163 2588

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

American Depositary Shares, each representing 10 Ordinary Shares, par value $ 0.000006 per share	ZLAB	The Nasdaq Global Market
Ordinary Shares, par value $ 0.000006 per share*	9688	The Stock Exchange of Hong Kong Limited

*   Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Zai Lab Limited (the “Company”, together with its subsidiaries, the “Group”) has been primary listed on the Nasdaq Global Market since September 2017 and secondary listed on The Main Board of The Stock Exchange of Hong Kong Limited (the “HK Stock Exchange”) since September 2020. Taking into account the substantial presence of the Group’s business operations in Greater China, as well as the long-term business development and prospects of the Company (including but not limited to further broadening the investor base in Greater China), the Company announced on April 24, 2022 that the board of directors of the Company (the “Board”) approved a motion to pursue the voluntary conversion to dual-primary listing (the “Primary Conversion”) on The Main Board of the HK Stock Exchange and authorized the Company’s senior management to proceed with the relevant preparatory work and undertake the necessary procedures to complete the Primary Conversion, a voluntary conversion of its secondary listing status to primary listing on the HK Stock Exchange, including removal of the stock marker “S” from its stock short name on the date, expected to be on June 27, 2022, on which the Primary Conversion will become effective (the “Primary Conversion Effective Date”).

The Company has applied to the HK Stock Exchange with regard to the Primary Conversion (the “Primary Conversion Application”). On May 31, 2022, the Company received an acknowledgement from the HK Stock Exchange in respect of the Primary Conversion Application (the “Primary Conversion Exchange Acknowledgement”) issued pursuant to paragraph 3.24 of the Guidance Letter HKEX-GL112-22. Upon the Primary Conversion Effective Date, the Company will be dual primary listed on the HK Stock Exchange and the Nasdaq Global Market.

In connection with the foregoing, the Company made a voluntary conversion to dual-primary listing on the Main Board of the HK Stock Exchange announcement (the “Voluntary Conversion to Dual-Primary Listing Announcement”) with the HK Stock Exchange addressing the Primary Conversion as well as the (i) reasons and benefits for the Primary Conversion, (ii) arrangements of the Company to comply with all applicable Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (the “HK Listing Rules”), (iii) applications for waivers from strict compliance with the HK Listing Rules in connection with the Primary Conversion, and (iv) resolutions relating to the Primary Conversion that have been put forward to a vote at the Company’s upcoming annual general meeting on June 22, 2022 (as set forth in the proxy statement filed by the Company with the U.S. Securities and Exchange Commission on May 2, 2022). A copy of the Voluntary Conversion to Dual-Primary Listing Announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing or this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Voluntary Conversion to Dual-Primary Listing Announcement by Zai Lab Limited on May 31, 2022.

104	The cover page of this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAI LAB LIMITED

By:	/s/ Samantha Du
Samantha Du
Chief Executive Officer

Date: May 31, 2022